                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 22, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                               SEDONA CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Pennsylvania                   0-15864                 95-4091769
 ----------------------------     ---------------------     -------------------
 (State or other jurisdiction     (Commission File No.)        (IRS Employer
       of incorporation)                                    Identification No.)

     1003 W. Ninth Avenue          King of Prussia, PA             19406
 ------------------------------------------------------     -------------------
        (Address of principal executive offices)                 (Zip Code)

               Registrant's telephone number, including area code:
                                 (610) 337-8400

                                 Not applicable
          ------------------------------------------------------------
          Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

Item 2.03 Creation of a Direct Financial Obligation David R. Vey, the Chairman of SEDONA Corporation (the "Company"), lent the Company $50,000 on April 22, 2005 ( the "Loan"). On April 22, 2005, Mr. Vey and the Company agreed that the Company would issue a convertible note to Mr. Vey to evidence such Loan (the "Convertible Note"). The Company issued the Convertible Note, dated as of the date of the Loan, in the principal amount of the Loan. The Company issued the Convertible Note under the exemptions from registration provided by Section 4(2) of and under Rule 506 of Regulation D promulgated under the Securities Act of 1933. The Convertible Note is filed as Exhibits 10.69 to this Current Report on Form 8-K and is hereby incorporated by reference. The Company used the amount of the Loan for working capital.

Mr. Vey may, at his option, convert the unpaid principal balance, together with the accrued and unpaid interest, of the Convertible Note into shares of the Company's common stock (the "Shares"). The number of Shares into which the Convertible Note may be converted was based upon the closing market price of the Company's stock on the date of investment. The maturity date of the Convertible
Note is April 22, 2006, and the number of Shares issuable upon conversion of the principal balance is 217,391.

The Convertible Note will bear interest on the principal outstanding at a rate of eight percent (8%) per year from the date of the Convertible Note until the earlier of maturity or the date upon which the unpaid balance is paid in full. The principal and accrued and unpaid interest underlying the Convertible Note must be paid in full on or before maturity. The maturity of the Convertible Note may be extended by mutual consent of Mr. Vey and the Company. The Company must file a registration statement within ninety dates of any such conversion to register such Shares for resale under the Securities Act of 1933. The Company has the right to prepay any part of or the entire balance of each Convertible Note without penalty; however, the Investor has the right to convert the Convertible Note to Shares within five (5) days after notice by the Company of intent to prepay the Convertible Note.

An event of default under the Convertible Note, which will occur if the Company fails to make payments when due and payable or breaches any of the conditions, covenants, representations or warranties set forth in the Convertible Note when due or required or within any period of time permitted thereunder for cure of any such default or non-performance, will result in the unpaid principal and interest to become immediately due and payable unless waived by the Investor.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02       UNREGISTERED SALES OF SECURITIES

The information provided in Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.     DESCRIPTION
-------------   ----------------------------------------------------------------

Exhibit 10.69 Convertible Note by the Company in favor of David R. Vey dated. April 22, 2005.+

+  Filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SEDONA CORPORATION

Dated:April 26, 2005                 By: /s/ Marco A. Emrich
                                     -------------------------------------------
                                           Marco A. Emrich
                                           Chief Executive Officer and President